EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is dated as of September 12, 2016, by and among LGI HOMES, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Lenders (together with its successors and assigns, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, Borrower, the lenders from time to time party thereto (the “Lenders”), and Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of May 27, 2016 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Requisite Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Administrative Agent and the Requisite Lenders have agreed to such amendments, subject to the terms and conditions set forth below.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each of the parties hereto hereby covenant and agree as follows:
SECTION 1.Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.
SECTION 2.Amendments to the Credit Agreement. The parties hereto hereby agree that:
(a)Section 1.1 of the Credit Agreement is hereby amended by amending the definitions of “Borrowing Base,” “Borrowing Base Certificate,” and “Eligible Property” so that they read, in their entirety, respectively, as follows:
“Borrowing Base” means an amount equal to the sum of the Borrowing Base Values of the Borrowing Base Properties as determined from time to time in accordance with this Agreement. Notwithstanding anything to the contrary contained herein:
(a)the aggregate Borrowing Base Value of Land Held for Development shall not exceed at any time twenty percent (20%) of the Borrowing Base (and any amount in excess of such limitation shall be excluded from the calculation of Borrowing Base);
(b)(i) through December 31, 2016, the aggregate Borrowing Base Value of Land Held for Development, Lots Under Development and Finished Lots shall not exceed at any time fifty-five percent (55%) of the Borrowing Base (and any amount in excess of such limitation shall be excluded from the calculation of Borrowing Base) and (ii) after December 31, 2016, the aggregate Borrowing Base Value of Land Held for Development, Lots Under Development and Finished Lots shall not exceed at any time forty-five percent (45%) of the Borrowing Base (and any amount in excess of such limitation shall be excluded from the calculation of Borrowing Base);
(c)the aggregate Borrowing Base Value of Speculative Housing Units and Model Housing Units shall not exceed at any time sixty-five percent (65%) of the aggregate of the Borrowing Base Value of

Speculative Housing Units, Model Housing Units and Presold Housing Units (and any amount in excess of such limitation shall be excluded from the calculation of Borrowing Base); and
(d)the aggregate Borrowing Base, as otherwise calculated in accordance herewith, shall be reduced by an amount equal to the Permitted Deferred Purchase Price Debt Amount.
“Borrowing Base Certificate” means a report in substantially the form of Exhibit B, certified by the chief executive officer or the chief financial officer of the Borrower, setting forth the Borrowing Base Property, calculations required to establish the Borrowing Base Value for each Borrowing Base Property, the Borrowing Base for all Borrowing Base Properties as of a specified date, and a calculation of the Permitted Deferred Purchase Price Debt Amount, all in form and detail satisfactory to the Administrative Agent.
“Eligible Property” means a Property which satisfies all of the following requirements: (a) such Property is located on Entitled Land and constitutes Land Held for Development, Lots Under Development, Finished Lots, Presold Housing Units, Speculative Housing Units or Model Housing Units; (b) such Property is owned in fee simple by the Borrower or Subsidiary Guarantor; (c) such Property is located in a Permitted Market; (d) with respect to such Property, no payment or other material default by Borrower or a Subsidiary Guarantor in the payment or performance of any assessment district obligations, special facility obligations or other similar obligations has occurred and is continuing with respect to such Property); (e) such Property is not subject to any Liens other than Permitted Liens; (f) if a Trigger Event has occurred (and the initial 90 day period after the occurrence of such Trigger Event or such longer period as Administrative Agent shall agree in its reasonable discretion has lapsed), the Mortgage Requirements have been satisfied with respect to such Property; (g) if all or any portion of such Property secures Permitted Deferred Purchase Price Debt, no enforcement action has been taken or is threatened to be taken by any holder of such Permitted Deferred Purchase Price Debt; and (h) if a Trigger Event has occurred and all or any portion of such Property secures Permitted Deferred Purchase Price Debt, the Administrative Agent and the holder(s) of such Permitted Deferred Purchase Price Debt shall have entered into a subordination agreement in form and substance reasonably satisfactory to the Administrative Agent.
(b)The definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is hereby amended by amending clause (h) so that it reads, in its entirety, as follows:
(h)    Liens on Property purchased, in part, with Permitted Deferred Purchase Price Debt that secure such Permitted Deferred Purchase Price Debt;
(c)Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in appropriate alphabetical order:
“Permitted Deferred Purchase Price Debt” means Indebtedness in the nature of deferred purchase price (including earnout, deferred additional payment or similar incentive arrangements) owed to sellers of Land and incurred by the Borrower or a Subsidiary in connection with the purchase of such Land in an amount reasonably projected in good faith by the Borrower to be payable to such seller not to exceed $4,000,000 in the aggregate outstanding at any time.
“Permitted Deferred Purchase Price Debt Amount” means, with respect to Permitted Deferred Purchase Price Debt, the aggregate amount reasonably projected in good faith by the Borrower to be payable by the Borrower or any Subsidiary to any holder thereof.
(d)Section 9.3 of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:
Section 9.3 Compliance Certificate.
At the time the financial statements are furnished pursuant to Sections 9.1 and 9.2, a certificate substantially in the form of Exhibit N (a “Compliance Certificate”) executed on behalf of the Borrower by the chief financial officer of the Borrower (a) setting forth in reasonable detail as of the end of such fiscal quarter or fiscal year, as the case may be, the calculations required to establish whether the Borrower was in compliance with the covenants contained in Section 10.1; (b) stating that no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Borrower with respect to such event, condition or failure; and (c) containing a representation by the Borrower that the amount of payments to be made with respect to Indebtedness in the nature of deferred purchase price (including earnout, deferred additional payment or similar incentive arrangements) owed to sellers of Land and incurred by the Borrower or a Subsidiary in connection with the purchase of such Land is not, as of the date of such certificate, reasonably projected in good faith by the Borrower to exceed $4,000,000 in the aggregate.
(e)Section 9.4 of the Credit Agreement is amended to (i) replace the “; and” at the end of clause (w) with “;”; (ii) replace the “.” at the end of clause (x) with “; and”; and (iii) add the following as a new clause (y) at the end thereof:
(y)    Prompt notice, but in any event within five (5) Business Days, of the taking or threatened taking by any holder of Permitted Deferred Purchase Price Debt of an enforcement action against any Property, the Borrower, or any Subsidiary Guarantor.
(f)Section 10.6 of the Credit Agreement is amended to (i) replace the “; and” at the end of clause (n) with “;”; (ii) replace the “.” at the end of clause (o) with “; and”; and (iii) add the following as a new clause (p) at the end thereof:
(p)    Permitted Deferred Purchase Price Debt.
SECTION 3.Miscellaneous.
(a)Effect of Agreement. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower and each of the Subsidiary Guarantors.
(b)Loan Document. For the avoidance of doubt, the Borrower, the Lenders party hereto and the Administrative Agent hereby acknowledge and agree that this Agreement is a Loan Document.
(c)No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that (i) there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 above; and (ii) nothing in this Agreement shall affect or limit the Administrative Agent’s or Lenders’ right to demand payment of liabilities owing from the Borrower to the Administrative Agent or any Lender under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents.
(d)Ratification. The Borrower (i) hereby restates, ratifies, and reaffirms each and every term, covenant, and condition, as modified by this Agreement, set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and (ii) restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Agreement and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).
(e)No Default. To induce the Administrative Agent and the Lenders party hereto to enter into this Agreement and to continue to make advances pursuant to the Credit Agreement (subject to the terms and conditions thereof), the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim, or objection in favor of the Borrower or any Subsidiary Guarantor arising out of or with respect to any of the Loans or other obligations of the Borrower or the Subsidiary Guarantor owed to the Administrative Agent and the Lenders party hereto under the Credit Agreement or any other Loan Document.
(f)Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Agreement.
(g)Fax or Other Transmission. Delivery by one or more parties hereto of an executed counterpart of this Agreement via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Agreement.
(h)Recitals Incorporated Herein. The preamble and the recitals to this Agreement are hereby incorporated herein by this reference.
(i)Section References. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
(j)Further Assurances. The Borrower agrees to take, at Borrower’s sole cost and expense, such further actions as the Administrative Agent shall reasonably request from time to time to evidence the amendments set forth herein and the transactions contemplated hereby.
(k)Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
SECTION 4.Conditions Precedent. This Agreement shall become effective only upon the satisfaction of the following conditions precedent:
(a)The Administrative Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Administrative Agent:
(i)     counterparts of this Agreement duly executed by the Borrower, the Requisite Lenders and the Administrative Agent; and
(ii)    counterparts of the Consent, Reaffirmation, and Agreement of Subsidiary Guarantors attached hereto duly executed by each of the Subsidiary Guarantors.
(b)the Borrower shall have paid to the Administrative Agent all fees and expenses incurred in connection with the preparation, negotiation and closing of this Agreement and the documents, instruments and agreements related thereto, if the same have been invoiced in reasonable detail delivered to the Borrower at least one Business Day before the earlier of (i) the satisfaction of the conditions in Section 4(a) above and (ii) the date of this Agreement becomes effective.

[SIGNATURES ON FOLLOWING PAGES.]

IN WITNESS WHEREOF, each of the Borrower, the Administrative Agent, and the Lenders party hereto has caused this Agreement to be duly executed by its duly authorized officer as of the day and year first above written.

BORROWER:

LGI HOMES, INC.,
a Delaware corporation

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Chief Executive Officer

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Administrative Agent and as Lender

By:	/s/ Douglas K. Carmin
Name:	Douglas K. Carmin
Title:	Senior Vice President

:

FIFTH THIRD BANK, as a Lender

By:	/s/ Ted Smith
Name:	Ted Smith
Title:	Senior Vice President

DEUTSCHE BANK AG NEW YORK
BRANCH, as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Mohammad S. Hasan
Name:	Mohammad S. Hasan
Title:	Executive Director

TAIWAN COOPERATIVE BANK, LTD., acting
through its Los Angeles Branch, as a Lender

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ William O'Daly
Name:	William O'Daly
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH, as a Lender

By:
Name:
Title:

ACADEMY BANK, N.A., as a Lender

By:	/s/ Jason Hilpipre
Name:	Jason Hilpipre
Title:	Vice President

FLAGSTAR BANK, FSB, as a Lender

By:	/s/ Jerry C. Schillaci
Name:	Jerry C. Schillaci
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Brock Tautenhahn
Name:	Brock Tautenhahn
Title:	Senior Vice President

CADENCE BANK, N.A., as a Lender

By:	/s/ Evans N. Gunn
Name:	Evans N. Gunn
Title:	Senior Vice President

ZB, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Eric Wojner
Name:	Eric Wojner
Title:	Senior Vice President

CONSENT, REAFFIRMATION, AND AGREEMENT OF SUBSIDIARY GUARANTORS

Each of the undersigned (a) acknowledges receipt of the foregoing First Amendment to and Waiver Under Amended and Restated Credit Agreement (the “Agreement”), (b) consents to the execution and delivery of the Agreement, and (c) reaffirms all of its obligations and covenants under that certain (i) Amended and Restated Subsidiary Guaranty dated as of May 27, 2016 (as heretofore amended, restated or otherwise modified from time to time, the “Subsidiary Guaranty”), (ii) Amended and Restated Hazardous Materials Indemnity Agreement dated as of May 27, 2016 (as heretofore amended, restated or otherwise modified from time to time, the “Hazardous Materials Indemnity Agreement”), and (iii) each of the Loan Documents to which it is a party (together with the Subsidiary Guaranty and Hazardous Materials Indemnity Agreement, as heretofore amended, restated or otherwise modified from time to time, the “Guarantor Documents”), and agrees that none of its obligations and covenants shall be reduced or limited by the execution and delivery of the Agreement.

This Consent, Reaffirmation, and Agreement of Subsidiary Guarantors (this “Consent”) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Consent may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of the Consent. Delivery by one or more parties hereto of an executed counterpart of this Consent via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Consent. Any party delivering an executed counterpart of this Consent by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Consent.

[CONTINUED ON FOLLOWING PAGE.]

Dated as of September 12, 2016:

SUBSIDIARY GUARANTORS:

LGI HOMES-PRESIDENTIAL GLEN, LLC
LGI HOMES - FW, LLC
LGI HOMES-TEXAS, LLC
LGI HOMES - E SAN ANTONIO, LLC
LGI HOMES - WINDMILL FARMS, LLC
LGI HOMES - FLORIDA, LLC
LGI HOMES - SUNRISE MEADOW, LLC
LGI HOMES CORPORATE, LLC
LGI HOMES AZ SALES, LLC
LGI HOMES - NC, LLC
LGI HOMES - SC, LLC
LGI HOMES - TENNESSEE, LLC
LGI HOMES - WASHINGTON, LLC
LGI HOMES AZ CONSTRUCTION, LLC
LGI HOMES - GLENNWILDE, LLC
LGI HOMES - ARIZONA, LLC
LGI HOMES - GEORGIA, LLC
LGI HOMES - NEW MEXICO, LLC
LGI HOMES NM CONSTRUCTION, LLC
LGI HOMES - COLORADO, LLC
LGI HOMES - OREGON, LLC
LGI HOMES - MAPLE LEAF, LLC
LGI HOMES AVONDALE, LLC
LGI HOMES - STERLING LAKES PARTNERS, LLC
LGI CROWLEY LAND PARTNERS, LLC
LGI HOMES - MAPLE PARK, LLC
LGI HOMES-SONTERRA, LLC
LGI HOMES - BLUE HILLS, LLC
LGI HOMES - KRENSON WOODS, LLC
LGI HOMES - OAK HOLLOW PHASE 6, LLC
LUCKEY RANCH PARTNERS, LLC
LGI HOMES SERVICES, LLC

By:	LGI Homes Group, LLC,
its Manager

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

[Signature Page - Consent, Reaffirmation and Agreement of Subsidiary Guarantors]

RIVERCHASE ESTATES PARTNERS, LLC

By:	LGI Homes Group, LLC,
its Sole Member

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

LGI HOMES GROUP, LLC

By:	/s/ Eric T. Lipar
Name:	Eric T. Lipar
Title:	Manager

[Signature Page - Consent, Reaffirmation and Agreement of Subsidiary Guarantors]